                     COMMODORE SEPARATION TECHNOLOGIES, INC.
                        150 East 58th Street, Suite 3400
                            New York, New York 10158

                                                           _____________, 1997

Commodore Environmental Services, Inc.
150 East 58th Street, Suite 3400
New York, New York  10158

Gentlemen:

         This letter agreement sets forth the terms and conditions under which Commodore Separation Technologies, Inc., a Delaware corporation ("CST"), agrees to provide a $_____________ credit commitment to Commodore Environmental Services, Inc., a Delaware corporation ("COES").

         1. Credit Commitment.

            (a) Subject to the terms and conditions hereof and of the Non-Negotiable Promissory Note, of even date herewith, made by COES in favor of CST, a copy of which is attached hereto (the "Note"), CST agrees from time to time during the two-year period commencing on the closing date of the initial public offering of securities of CST, to make loans (each, a "Loan") to COES up to a maximum aggregate amount of $_____________, which amount includes any accrued and unpaid interest on amounts advanced and loaned by CST hereunder. COES shall use the proceeds of each Loan for its working capital needs. Interest on the outstanding principal amount of the Note shall be twelve percent (12%) per annum, as more fully set forth in the Note. Subject to Section 2 below, the maximum credit commitment may be reduced under certain circumstances. COES's obligations under the Note shall be secured by a lien and pledge in the Collateral, as more fully set forth in the Pledge Agreement.

            (b) By written request to CST, accompanied by a description of the proposed use(s) of such loan proceeds, COES may from time to time request that CST make a Loan in the amount specified therein and CST will make such Loan. Subject to CST's review and approval of the written request, CST may, in its discretion, disburse the amount of the Loan requested by wire transfer in immediately available funds to an account or accounts designated in writing by COES, or by check if mutually agreed, within three (3) business days following COES's written request. Each such request for a Loan shall constitute COES's representation and warranty to CST that no Event of Default (as such term is defined in the Note) shall have occurred or be continuing at such time, or would occur after giving effect to any such Loan.

            (c) Except as otherwise provided in Section 2 below, COES will pay the entire principal balance then outstanding of the Note together with accrued interest, in cash, on the second annual anniversary of the date hereof.

         2. Mandatory Payments.

            (a) During the term of the Note, COES will pay, in whole or in part, the principal balance then outstanding of the Note, together with accrued interest, with the cash proceeds in excess of $______________, from the issuance of any note, bond, debenture, evidence of indebtedness, share of capital stock or any other security ("securities"), other than secured financing of assets in the ordinary course of business, issued by COES after the date hereof (a "Financing"). The obligation of COES to pay the outstanding balance under the Note pursuant to the preceding sentence shall be superior and first in priority to any other use of the proceeds of a Financing, and COES agrees not to enter into any agreement or instrument during the term of the Note which would modify or alter the foregoing priority.

            (b) In the event no amounts are outstanding under the Note at the time of a Financing, the maximum credit commitment set forth in Section 1(a) above will be reduced by the amount of the cash proceeds of any such Financing.

         3. Change in Control. A Change in Control (as defined below) during the term of the Note shall be considered an Event of Default, in which case COES shall be required, unless waived by CST in whole or in part, to pay the entire principal balance then outstanding of the Note, together with accrued interest, on or within ten (10) days following the Change in Control. A "Change in Control" shall be deemed to have occurred when (a) a third person, including a "group," as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, other than CST or its affiliates, becomes (other than as a result of a purchase from COES) the beneficial owner of shares of COES having 10% or more of the total number of votes that may be cast for the election of directors of COES and such beneficial owner continues for five consecutive days, or (b) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions, the persons who were directors of COES before such transaction shall cease for any reason to constitute at least a majority of the Board of Directors of COES or any successor.

         4. Representations. Each of the parties hereto represents severally and as to itself only that this letter agreement has been duly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery of this letter agreement by the other party hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability (x) may be limited by bankruptcy, insolvency or other similar laws affecting or relating to the enforcement of creditors' rights generally and (y) is subject to general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

         5. Notices. All notices, requests and demands to or upon COES or CST to be effective shall be in writing and shall be deemed to have been duly given or made when delivered by hand, or when sent by certified mail, postage prepaid, addressed as follows or to such other address as may hereafter be notified by the respective parties hereto:

       CST:    Commodore Separation Technologies, Inc.
               150 East 58th Street, Suite 3400
               New York, New York 10158
               Attention: Mr. Edwin L. Harper, Ph.D., Chairman

       COES:   Commodore Environmental Services, Inc.
               150 East 58th Street, Suite 3400
               New York, New York 10158
               Attention: Mr. Paul E. Hannesson, Chairman

         6. Miscellaneous. This letter agreement and the Note represent the entire agreement and understanding between CST and COES with respect to the subject matter hereof. This letter agreement and the Note may not be amended except by an instrument in writing executed by CST and COES. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its choice of law rules. This letter agreement may be executed in counterparts.

         If the foregoing correctly sets forth our agreement, please acknowledge your acceptance of the terms of this letter agreement by signing and returning a copy of this letter agreement and the Note to the undersigned.

                                Very truly yours,

                                COMMODORE SEPARATION
                                TECHNOLOGIES, INC.

                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:

Agreed and Accepted
this ____ day of _________ 1997

COMMODORE ENVIRONMENTAL SERVICES, INC.

By:
   -----------------------------------
   Name:
   Title:

                         NON-NEGOTIABLE PROMISSORY NOTE
                         ------------------------------



                                                      Dated:  ______________



         FOR VALUE RECEIVED, the undersigned, COMMODORE ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Borrower"), promises to pay to COMMODORE SEPARATION TECHNOLOGIES, INC., a Delaware corporation ("CST"), at the principal executive offices of CST, 150 East 58th Street, Suite 3400, New York, New York 10158, or at such commercial bank within the United States of America as CST may designate to Borrower from time to time, in lawful money of the United States of America and in immediately available funds, the outstanding amount of all loans made by CST to Borrower from time to time in accordance with the provisions hereof. Borrower further agrees to pay interest in like money at such office or commercial bank on the unpaid aggregate principal amount hereof at a rate equal to twelve percent (12%) per annum.

         1. Payment of this Note is secured by certain collateral (the "Collateral") under the terms of the Pledge Agreement, of even date herewith, between Borrower and CST.

         2. Principal and interest shall be due and payable in the manner set forth below:

            (a) Accrued interest on the unpaid principal amount hereof shall be paid quarterly in cash.

            (b) Borrower will pay, in whole or in part, the principal balance then outstanding of this Note, together with accrued interest, on or within five (5) days after each date Borrower receives cash proceeds in excess of $___________ from a Financing, as such term is defined in the letter agreement, of even date herewith, between Borrower and CST (the "Letter Agreement").

            (c) Borrower will pay the entire principal balance then outstanding of this Note, together with accrued interest, in cash, on the second annual anniversary of the date hereof.

            (d) All payments (including prepayments) made hereunder shall be applied first to the payment of accrued and unpaid interest, with the balance remaining applied to the payment of the unpaid principal balance of this Note.

            (e) This Note may, at the option of Borrower, be prepaid at any time in whole or in part, without premium or penalty.

         3. Borrower is borrowing the principal sum of this Note pursuant to the Letter Agreement, the terms of which are incorporated herein by reference and supersede the terms of this Note in the event of any conflict. This Note shall be non-negotiable.

         4. CST is authorized to record the date and amount of each loan made by it and the date and amount of each payment, prepayment or reduction of the principal amount hereof on the schedule annexed hereto and made a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.

         5. Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed that the entire principal amount outstanding at any time under this Note, and all accrued and unpaid interest, shall immediately become due and payable (without demand for payment, notice of non-payment, presentment, notice of dishonor, protest, notice of protest or any other notice, all of which are hereby expressly waived by Borrower):

            (a) upon the default in the payment of any interest or principal due under this Note, which default continues uncured for a period of ten
        (10) days;

            (b) if Borrower shall make an assignment for the benefit of creditors; or shall admit in writing its inability to pay its debts; or if a receiver or trustee shall be appointed for Borrower or for substantially all of its assets and, if appointed without its consent, such appointment is not discharged or stayed within thirty (30) days; or if proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the Borrower and, if contested by it, are not dismissed or stayed within thirty (30) days; or if any writ of attachment or execution or any similar process is issued or levied against Borrower or any significant part of its property and is not released, stayed, bonded or vacated within thirty (30) days after its issue or levy; or if Borrower takes corporate action in furtherance of any of the foregoing;

            (c) after a Change in Control, as provided, and as such term is defined, in the Letter Agreement (each, an "Event of Default"); or

            (d) any event of default which results in the acceleration of indebtedness of Borrower to any other person under any note, indenture, agreement or undertaking and that is not cured within thirty (30) days.

         6. All notices, requests and demands to or upon Borrower or CST to be effective shall be in writing and shall be deemed to have been duly given or made when delivered by hand, or when sent by certified mail, postage prepaid, addressed as follows or to such other address as may hereafter be notified by the respective parties hereto:

                     COES:    Commodore Environmental Services, Inc.
                              150 East 58th Street, Suite 3400
                              New York, New York  10158
                              Attention:  Mr. Paul E. Hannesson, Chairman

                     CST:     Commodore Separation Technologies, Inc.
                              150 East 58th Street, Suite 3400
                              New York, New York  10158
                              Attention:  Mr. Edwin L. Harper, Ph.D., Chairman

         7. No failure or delay on the part of CST in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. Borrower hereby waives demand for payment, notice of non-payment, presentment, notice of dishonor, protest, notice of protest or any other notice in connection with the delivery, acceptance, performance or enforcement of this Note.

         8. In case any one or more Events of Default shall occur and be continuing, CST may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding. Borrower shall pay all reasonable costs of collection when incurred, including reasonable attorneys' fees.

         9. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its choice of law rules.

         IN WITNESS WHEREOF, the Borrower has executed this Non-Negotiable Promissory Note as of the date first above written.

                                       COMMODORE ENVIRONMENTAL SERVICES, INC.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                       -3-


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                          GRID PROMISSORY NOTE SCHEDULE


                                                   Amount of            Unpaid Principal          Available
                            Amount of           Principal Paid             Amount of               Credit           Notation
         Date                 Loan                or Prepaid                  Note               Commitment          Made By
       --------           ------------        ------------------      --------------------     --------------     ------------
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